Intangible assets	12 Months Ended
Dec. 31, 2021
Intangible assets.
Intangible assets

10.  Intangible assets

		Customer	Technology
	Goodwill	relationships	and other	Software	Total
	$’m	$’m	$’m	$’m	$’m

Cost
At January 1, 2020	1,003	1,392	40	23	2,458
Additions	—	—	2	3	5
Exchange	52	72	—	2	126
At December 31, 2020	1,055	1,464	42	28	2,589
Amortization
At January 1, 2020		(483)	(25)	(13)	(521)
Charge for the year		(138)	(8)	(3)	(149)
Exchange		(33)	(1)	(1)	(35)
At December 31, 2020		(654)	(34)	(17)	(705)
Net book value
At December 31, 2020	1,055	810	8	11	1,884

Cost
At January 1, 2021	1,055	1,464	42	28	2,589
Additions	—	—	6	2	8
Acquisition	3	—	—	—	3
Transfers	—	—	(2)	2	—
Disposal	—	—	(2)	(1)	(3)
Exchange	(48)	(64)	(2)	—	(114)
At December 31, 2021	1,010	1,400	42	31	2,483
Amortization
At January 1, 2021		(654)	(34)	(17)	(705)
Charge for the year		(143)	(4)	(4)	(151)
Exchange		33	1	1	35
At December 31, 2021		(764)	(37)	(20)	(821)
Net book value
At December 31, 2021	1,010	636	5	11	1,662

Amortization expense of $151 million (2020: $149 million, 2019: $149 million) has been charged to the consolidated income statement of the Group in respect of continuing operations.

In November 2021, the Group completed the business combination with Hart Print, located in Quebec, Canada, for a cash consideration of $5 million. The transaction is not material to the Group. These consolidated financial statements include management’s preliminary estimate of the fair values of assets acquired and liabilities assumed. In conjunction with this transaction, the Group has entered into an earnout compensation arrangement with the former shareholders, which is treated as a compensation arrangement for accounting purposes and could result in future payments to those individuals depending on the future performance of Hart Print.

Impairment

The Board has considered the carrying value of the Group’s intangible assets (excluding goodwill) and assessed for indicators of impairment as at December 31, 2021 in accordance with IAS 36. No such indicators of impairment were identified.

Goodwill

Allocation of goodwill

Goodwill originated from the acquisition of the Group by Ardagh has been allocated to CGUs that are expected to benefit from synergies arising from that combination. Goodwill has been allocated to groups of CGUs for the purpose of impairment testing. The groupings represent the lowest level at which the related goodwill is monitored for internal management purposes.

The lowest level within the Group at which the goodwill is monitored for internal management purposes and consequently the CGUs to which goodwill is allocated, is set out below:

	At December 31,
	2021	2020
	$’m	$’m
Europe	570	618
Americas	440	437
Total Goodwill	1,010	1,055

Impairment tests for goodwill

The Group performs its impairment test of goodwill annually following approval of the annual budget or whenever indicators suggest that impairment may have occurred.

Recoverable amount and carrying amount

The Group uses the value in use (“VIU”) model for the purposes of goodwill impairment testing, as this reflects the Group’s intention to hold and operate the assets. However, if an impairment indicator exists for a CGU, the Group also uses the fair value less costs of disposal (“FVLCD”) model in order to establish the recoverable amount being the higher of the VIU model and FVLCD model when compared to the carrying value of the CGU.

The VIU model used the 2022 budget approved by the Board and a three-year forecast for 2023-2025 (2020: three-year forecast period). The budget and forecast results were then extended for a further one-year period (2020: one-year period) making certain assumptions, including the profile between long-term depreciation and capital expenditure, in addition to how the changes in input cost will impact customer pricing, in line with historic practice and contractual terms.

Cash flows considered in the VIU model included the cash inflows and outflows related to the continuing use of the assets over their remaining useful lives, expected earnings, required maintenance capital expenditure and working capital.

The discount rate applied to cash flows in the VIU model was estimated using the weighted average cost of capital as determined by the Capital Asset Pricing Model with regard to the risks associated with the cash flows being considered (country, market and specific risks of the asset). The discount rates applied in respect of groups of CGUs was Europe: 4.4% (2020: 5.1%) and Americas 7.7% (2020: 7.9%).

The modelled cash flows take into account the Group’s established history of earnings, cash flow generation and the nature of the markets in which we operate, where product obsolescence is low. The key assumptions employed in modelling estimates of the net present value of future cash flows are subjective and include projected Adjusted EBITDA, discount rates and growth rates, replacement capital expenditure requirements, rates of customer retention and the ability to maintain margin through the pass through of input cost inflation.

The terminal value assumed long-term growth based on a combination of factors including long-term inflation in addition to industry and market specific factors. The range of growth rates applied by management in respect of the terminal values applicable to the groups of CGUs were 1.0% (2020: 1.0%) in respect of all groups of CGUs.

A sensitivity analysis was performed reflecting potential variations in terminal growth rate and discount rate assumptions. In all cases the recoverable values calculated were significantly in excess of the carrying values of the CGUs. The variation applied to terminal value growth rates and discount rates was a 50 basis points decrease and increase respectively and represents a reasonably possible change to the key assumptions of the VIU model. Further, a reasonably possible change to the operating cash flows would not reduce the recoverable amounts below the carrying value of the CGUs. As a result of the significant excess of recoverable amount, management consider that additional disclosures are not required under IAS36.